EXHIBIT 99.1

Cordia Bancorp Inc. Reports Third Quarter Profit

MIDLOTHIAN, Va., Nov. 12, 2015 (GLOBE NEWSWIRE) -- Cordia Bancorp Inc. ("Cordia") (NASDAQ:BVA), parent company of Bank of Virginia, reported net income of $130,000 or $0.02 per share for the third quarter of 2015, compared to net income of $82,000, or $0.01 per share for the third quarter of 2014. For the first nine months of 2015, net income was $717,000 or $0.11 per share compared to a net loss of $472,000, or $(0.11) per share, for the same period of 2014.

Highlights

  Hiring of Ed Barham, former CEO of StellarOne, as President & CEO of Bank of Virginia in August 2015
  26% year-over-year growth in commercial and consumer loans
  16% year-over-year growth in total assets
  14% year-over-year growth in total deposits
  Net interest income increased $336,000, or 5.7%, for the nine months ended September 30, 2015 versus 2014, net of acquisition accounting adjustments.

Chief Executive Officer Jack Zoeller stated, "We are fortunate to have such a talented and highly successful executive as Ed Barham join our team. We are also excited about the Company's continued growth in assets and improvement in earnings. We have achieved exceptional growth in our loan portfolio, excellent asset quality and a meaningful reduction in non-interest expense in 2015."

Balance Sheet Activity

  Asset Growth. Total assets increased to $348.0 million at September 30, 2015, compared to $318.6 million at December 31, 2014. Year-over-year, total assets increased 16%, from $300.8 million at September 30, 2014. During the nine months ended September 30, 2015, loans held for investment increased 7%, or $15.8 million. Of this amount, organic originations accounted for $24.6 million while purchased guaranteed student loans decreased $8.8 million.
  Deposit Growth. Total deposits at September 30, 2015, were $289.3 million, an increase of $23.7 million from $265.6 million at December 31, 2014. Year-over-year, total deposits increased 14%, from $252.9 million at September 30, 2014.
  Asset Quality. Non-performing assets were $3.7 million, or 1.07% of total assets, at September 30, 2015, compared to $3.9 million, or 1.21% of total assets, at December 31, 2014, and $2.9 million, or 0.95%, at September 30, 2014.
  Tangible Book Value. Tangible book value per share was $4.27 at September 30, 2015 compared to $4.16 at December 31, 2014.

Operating Results

Three months ended September 30, 2015 compared to the three months ended September 30, 2014

  Net income for the quarter ended September 30, 2015 was $130,000 compared to net income of $82,000 for the prior year third quarter.
  Net interest income was $2.15 million for the third quarter of 2015, compared to $2.13 million for the third quarter of 2014.
  Net interest income, net of acquisition accounting adjustments, increased $122,000, or 6.1%.
  Net interest margin was 2.61% and 3.01% for the third quarter of 2015 and 2014, respectively. Adjusting for the impact of acquisition accounting, net interest margin was 2.58% for the 2015 quarter compared to 2.95% for the 2014 quarter.
  The provision for loan losses was a recovery of $53,000 in the third quarter of 2015 compared to a recovery of $106,000 in the prior year quarter.
  Noninterest income increased to $115,000 from $82,000 in the prior year quarter.
  Noninterest expense decreased $45,000 to $2.19 million for the third quarter of 2015, compared to $2.23 million for the third quarter of 2014.

Nine months ended September 30, 2015 compared to the nine months ended September 30, 2014

  Net income for the first nine months of 2015 was $717,000 compared to a net loss of $472,000 for the first nine months of 2014.
  Net interest income was $6.31 million for the 2015 period, compared to $6.10 million for the 2014 period.
  Net interest income, net of acquisition accounting adjustments, increased $336,000, or 5.7%.
  Net interest margin was 2.69% and 3.13% for the first nine months of 2015 and 2014, respectively. Adjusting for the impact of acquisition accounting, net interest margin was 2.65% for the 2015 period compared to 3.02% for the 2014 period.
  The provision for loan losses was a recovery of $330,000 for the first nine months of 2015 compared to a provision of $123,000 for the first nine months of 2014.
  Noninterest income increased to $425,000 from $267,000 in the prior year period due primarily to an increase in gains on the sale of securities and loans of $75,000 and gains on the sales of loans held for sale of $36,000 in the 2015 period.
  Noninterest expense decreased $363,000 to $6.35 million for the first nine months of 2015, compared to $6.71 million for the first nine months of 2014 primarily due to a favorable reversal in the 2015 period of a fair value discount of $225,000 related to the purchase of a bank property and the termination of the related lease.

About Cordia Bancorp

Cordia Bancorp Inc. is a public bank holding company founded in 2009 seeking to invest in undervalued community banks and pursue organic and strategic growth in the Mid-Atlantic banking market. Substantially all of the assets of Cordia consist of its investment in Bank of Virginia. Bank of Virginia provides retail banking services to individuals and commercial customers through six full-service banking locations in the greater Richmond market, including Chesterfield and Henrico Counties and Colonial Heights, Virginia. CordiaGrad provides student loan refinancing services through two offices in Midlothian, VA and Washington, DC.

For more information about Cordia Bancorp, Bank of Virginia and CordiaGrad, visit our websites: www.cordiabancorp.com, www.bankofva.com and www.cordiagrad.com.

DISCLAIMER

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's periodic filings with the Securities Exchange Commission. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements contained within this news release.

Cordia Bancorp
Consolidated Balance Sheets (unaudited)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
(Dollars in thousands, except per share data)	2015	2015	2015	2014	2014
Assets
Cash and due from banks	$ 9,437	$ 11,771	$ 9,602	$ 5,484	$ 5,789
Fed funds sold and Interest-bearing deposits	15,970	7,593	23,495	16,363	6,131
Total cash and cash equivalents	25,407	19,364	33,097	21,847	11,920
Securities available for sale, at fair value	48,721	58,445	41,411	53,483	54,581
Securities held to maturity, at cost	26,281	27,087	20,132	20,716	21,263
Restricted securities	2,330	2,331	2,405	2,092	1,525
Loans held for sale	109	96	117	--	--
Loans held for investment:
Commercial real estate	106,335	111,180	109,734	103,253	92,300
Commercial and industrial	26,751	27,919	24,057	24,153	25,376
Guaranteed student loans	56,072	57,900	61,441	64,870	67,421
Consumer and other	39,607	28,865	24,521	20,683	19,221
Total loans held for investment	228,765	225,864	219,753	212,959	204,318
Less: Allowance for loan losses	(903)	(990)	(1,102)	(1,089)	(1,226)
Net loans held for investment	227,862	224,874	218,651	211,870	203,092

Premises and equipment, net	6,034	6,083	4,402	4,432	4,496
Accrued interest receivable	1,924	2,033	1,986	2,040	1,902
Other real estate owned, net of valuation allowance	1,761	1,769	1,647	1,641	1,543
Other assets	7,555	704	696	479	485
Total assets	$ 347,984	$ 342,786	$ 324,544	$ 318,600	$ 300,807

Liabilities and stockholders' equity
Non-interest bearing deposits	28,362	31,239	27,628	30,709	24,490
Savings and interest bearing demand deposits	104,007	100,596	83,077	83,339	78,779
Time deposits	156,939	152,800	154,920	151,555	149,679
Total deposits	289,308	284,635	265,625	265,603	252,948

Accrued expenses and other liabilities	553	464	1,061	861	877
FHLB borrowings	30,000	30,000	30,000	25,000	20,000
Total liabilities	319,861	315,099	296,686	291,464	273,825

Common stock - voting	50	51	51	51	51
Common stock - nonvoting	14	14	14	14	14
Additional paid-in-capital	33,044	33,061	33,011	32,956	32,895
Retained deficit	(4,700)	(4,830)	(5,066)	(5,417)	(5,477)
Accumulated other comprehensive loss	(285)	(609)	(152)	(468)	(501)
Total stockholders' equity	28,123	27,687	27,858	27,136	26,982
Total liabilities and stockholders' equity	$ 347,984	$ 342,786	$ 324,544	$ 318,600	$ 300,807

Cordia Bancorp
Consolidated Statements of Income (unaudited)

	Three Months Ended					Nine Months Ended
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
(Dollars in thousands, except per share data)	2015	2015	2015	2014	2014	2015	2014
Interest Income
Interest and fees on loans	$ 2,294	$ 2,327	$ 2,183	$ 2,247	$ 2,275	$ 6,804	$ 6,676
Investment securities	446	383	363	405	346	1,192	864
Interest on federal funds sold and deposits with banks	9	5	7	6	4	21	19
Total interest income	2,749	2,715	2,553	2,658	2,625	8,017	7,559

Interest Expense
Interest on deposits	506	470	454	451	443	1,430	1,310
Interest on FHLB Borrowings	95	93	89	76	57	277	154
Total interest expense	601	563	543	527	500	1,707	1,464

Net interest income	2,148	2,152	2,010	2,131	2,125	6,310	6,095
Provision for (recovery of) loan losses	(53)	63	(340)	182	(106)	(330)	123
Net interest income after provision for (recovery of) loan losses	2,201	2,089	2,350	1,949	2,231	6,640	5,972

Non-interest income
Service charges on deposit accounts	35	30	30	34	44	95	89
Net gain (loss) on sale of available for sale securities	22	--	114	116	(3)	136	61
Net gain (loss) on sale of loans held for sale	6	9	21	(4)	--	36	--
Other fee income	52	58	48	54	41	158	117
Total non-interest income	115	97	213	200	82	425	267

Non-interest expense
Salaries and employee benefits	1,085	1,082	1,280	1,094	1,244	3,447	3,752
Professional services	108	100	84	104	92	292	323
Occupancy	149	159	153	139	139	461	426
Reversal of occupancy fair value discount	--	(225)	--	--	--	(225)	--
Data processing and communications	233	206	198	184	206	637	508
FDIC assessment and bank fees	88	92	90	96	99	270	289
Bank franchise taxes	49	49	49	23	23	147	79
Student loan servicing fees and other loan expenses	174	208	146	191	144	528	480
Other real estate expenses	26	45	6	18	6	77	28
Supplies and equipment	71	70	73	78	82	214	240
Insurance	20	19	20	42	40	59	125
Director's fees	28	21	26	50	46	75	137
Marketing and business development	64	31	18	21	15	113	30
Other operating expenses	91	93	69	49	95	253	294
Total non-interest expense	2,186	1,950	2,212	2,089	2,231	6,348	6,711

Net income (loss)	$ 130	$ 236	$ 351	$ 60	$ 82	717	(472)

Earnings (loss) per share, basic and diluted	$ 0.02	$ 0.04	$ 0.05	$ 0.01	$ 0.01	$ 0.11	$ (0.11)
Weighted average shares outstanding, basic	6,572,278	6,583,848	6,559,217	6,504,106	6,504,106	6,571,829	4,122,180
Weighted average shares outstanding, diluted	6,572,278	6,583,848	6,559,217	6,504,106	6,504,106	6,571,829	4,122,180

Cordia Bancorp
Consolidated Financial Highlights (unaudited)
	As of and for the Three Months Ended					Nine Months Ended
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
(Dollars in thousands, except per share data)	2015	2015	2015	2014	2014	2015	2014
Results of Operations
Interest income	$ 2,749	$ 2,715	$ 2,553	$ 2,658	$ 2,625	$ 8,017	$ 7,559
Interest expense	601	563	543	527	500	1,707	1,464
Net interest income	2,148	2,152	2,010	2,131	2,125	6,310	6,095
Provision for (recovery of) loan losses	(53)	63	(340)	182	(106)	(330)	123
Net interest income after provision for (recovery of) loan losses	2,201	2,089	2,350	1,949	2,231	6,640	5,972
Non-interest income	115	97	213	200	82	425	267
Non-interest expense	2,186	1,950	2,212	2,089	2,231	6,348	6,711
Net income (loss)	$ 130	$ 236	$ 351	$ 60	$ 82	$ 717	$ (472)

Earnings (loss) per share, basics and diluted	$ 0.02	$ 0.04	$ 0.05	$ 0.01	$ 0.01	$ 0.11	$ (0.11)
Weighted average shares outstanding, basic	6,572,278	6,583,848	6,559,217	6,504,106	6,504,106	6,571,829	4,122,180
Weighted average shares outstanding, diluted	6,572,278	6,583,848	6,559,217	6,504,106	6,504,106	6,571,829	4,122,180

Performance Ratios
Return on average assets	0.15%	0.29%	0.44%	0.08%	0.11%	0.29%	-0.23%
Return on average equity	1.85%	3.40%	5.20%	0.88%	1.21%	3.46%	-2.86%
Return on average tangible equity	1.85%	3.41%	5.22%	0.88%	1.21%	3.47%	-2.88%
Efficiency ratio	96.60%	86.71%	99.51%	89.62%	101.09%	94.25%	105.49%

Yields and Rates
Yield on loans	4.09%	4.18%	4.16%	4.29%	4.47%	4.15%	4.58%
Yield on securities	2.06%	2.12%	2.07%	2.04%	1.94%	2.08%	2.09%
Yield on interest earning assets	3.34%	3.51%	3.42%	3.53%	3.72%	3.42%	3.88%
Cost of interest bearing deposits	0.77%	0.79%	0.78%	0.76%	0.78%	0.78%	0.83%
Cost of total deposits	0.70%	0.71%	0.70%	0.68%	0.71%	0.70%	0.75%
Cost of borrowings	1.26%	1.19%	1.25%	1.25%	1.13%	1.23%	1.23%
Cost of interest bearing liabilities	0.82%	0.84%	0.83%	0.81%	0.81%	0.83%	0.86%
Interest rate spread	2.51%	2.67%	2.59%	2.72%	2.91%	2.59%	3.02%
Net interest margin	2.61%	2.78%	2.69%	2.83%	3.01%	2.69%	3.13%

Capital
Total equity to total assets	8.08%	8.08%	8.58%	8.52%	8.97%	8.08%	8.97%
Tangible equity to total assets	8.06%	8.05%	8.56%	8.49%	8.94%	8.06%	8.94%
Book value per share	4.29	4.21	4.23	4.17	4.15	4.29	4.15
Tangible book value per share	4.27	4.19	4.22	4.16	4.13	4.27	4.13
Common shares outstanding	6,562,906	6,582,806	6,584,106	6,504,106	6,504,106	6,562,906	6,504,106

Average Balances
Loans	$ 222,371	$ 223,286	$ 212,566	$ 207,833	$ 201,953	$ 219,443	194,990
Securities	86,089	72,391	71,198	78,590	70,848	76,614	55,280
Earning assets	326,904	310,680	302,481	298,712	279,876	313,444	260,542
Total assets	346,917	327,439	321,455	315,167	295,834	332,030	274,871
Interest bearing deposits	260,276	238,715	235,388	234,953	223,927	244,881	211,352
Total deposits	288,455	267,356	264,434	262,947	248,087	273,500	234,183
FHLB borrowings	30,000	31,346	28,778	24,185	20,000	30,046	16,740
Interest bearing liabilities	290,276	270,061	264,166	259,138	243,927	274,927	228,092
Total equity	27,938	27,835	27,353	27,198	26,918	27,710	22,042
Tangible equity	27,857	27,745	27,254	27,089	26,800	27,620	21,916

Asset Quality
Net charge-offs/(recoveries)	34	175	(353)	319	75	(144)	386
Net charge-off rate	0.06%	0.31%	-0.67%	0.61%	0.15%	-0.09%	0.20%
Non-performing loans	1,975	1,918	2,108	2,221	1,323	1,975	1,323
Non-performing assets	3,736	3,687	3,755	3,862	2,866	3,736	2,866
Allowance for loan losses	903	990	1,102	1,089	1,226	903	1,226
Non-performing loans as a % of total loans held for investment	0.86%	0.85%	0.96%	1.04%	0.65%	0.86%	0.65%
Non-performing assets as a % of total assets	1.07%	1.08%	1.16%	1.21%	0.95%	1.07%	0.95%
Allowance for loan losses as a % of total loans held for investment	0.39%	0.44%	0.50%	0.51%	0.60%	0.39%	0.60%
Allowance for loan losses as a % of non-performing loans	45.72%	51.62%	52.28%	49.03%	92.67%	45.72%	92.67%

Cordia Bancorp
GAAP to Non-GAAP Reconciliations (unaudited)

The table below shows the computations of tangible equity and tangible assets and certain related ratios, all of which are considered to be non-GAAP financial measures. The tangible equity to tangible assets ratio has become a focus of some investors and management believes this ratio may assist in analyzing the Corporation's capital position, absent the effects of intangible assets. These non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation, or as substitute for analysis of results reported under GAAP. Because not all companies use identical calculations, the non-GAAP measures presented in the following table may not be comparable to those reported by other companies.

	As of and for the Three Months Ended					Nine Months Ended
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
(Dollars in thousands, except per share data)	2015	2015	2015	2014	2014	2015	2014
Tangible Equity and Tangible Assets (Period End)
Total shareholders' equity (GAAP)	$ 28,123	$ 27,687	$ 27,858	$ 27,136	$ 26,982	$ 28,123	$ 26,982
Less: intangible assets	77	86	95	104	112	77	112
Tangible Equity (non-GAAP)	$ 28,046	$ 27,601	$ 27,763	$ 27,032	$ 26,870	$ 28,046	$ 26,870

Total assets (GAAP)	$ 347,984	$ 342,786	$ 324,544	$ 318,600	$ 300,807	$ 347,984	$ 300,807
Less: intangible assets	77	86	95	104	112	77	112
Tangible assets (non-GAAP)	$ 347,907	$ 342,700	$ 324,449	$ 318,496	$ 300,695	$ 347,907	$ 300,695
							--
Total equity to total assets (GAAP)	8.08%	8.08%	8.58%	8.52%	8.97%	8.08%	8.97%
Book value per share (GAAP)	$ 4.29	$ 4.21	$ 4.23	$ 4.17	$ 4.15	$ 4.29	$ 4.15
Tangible equity to tangible assets (non-GAAP)	8.06%	8.05%	8.56%	8.49%	8.94%	8.06%	8.94%
Tangible book value per share (non-GAAP)	$ 4.27	$ 4.19	$ 4.22	$ 4.16	$ 4.13	$ 4.27	$ 4.13

Tangible Equity and Tangible Assets (Average)
Total shareholders' equity (GAAP)	$ 27,938	$ 27,835	$ 27,353	$ 27,198	$ 26,918	$ 27,710	$ 22,042
Less: intangible assets	81	90	99	109	118	90	126
Tangible Equity (non-GAAP)	$ 27,857	$ 27,745	$ 27,254	$ 27,089	$ 26,800	$ 27,620	$ 21,916

Total assets (GAAP)	346,917	327,439	321,455	315,167	295,834	332,030	274,871
Less: intangible assets	81	90	99	109	118	90	126
Tangible assets (non-GAAP)	$ 346,836	$ 327,349	$ 321,356	$ 315,058	$ 295,716	$ 331,940	$ 274,745

Total equity to total assets (GAAP)	8.05%	8.50%	8.51%	8.63%	9.10%	8.35%	8.02%
Book value per share (GAAP)	$ 4.24	$ 4.23	$ 4.15	$ 4.18	$ 4.14	$ 4.22	$ 3.39
Tangible equity to tangible assets (non-GAAP)	8.03%	8.48%	8.48%	8.60%	9.06%	8.32%	7.98%
Tangible book value per share (non-GAAP)	$ 4.23	$ 4.21	$ 4.14	$ 4.16	$ 4.12	$ 4.21	$ 3.37

CONTACT: Mark Severson,
         EVP & CFO, Cordia Bancorp Inc.
         804-763-1322